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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act Of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement	/ /	Confidential, for Use of the Commission
/x/	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))
/ /	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
Tully's Coffee Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/ /	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TULLY'S COFFEE CORPORATION
3100 Airport Way South
Seattle, Washington 98134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
December 19, 2001

Dear Shareholder:

    The Annual Meeting of Shareholders of Tully's Coffee Corporation ("Tully's" or the "Company") will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington, on December 19, 2001 at 8:00 a.m. for the following purposes:

1.
To elect directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2002; and

3.
To conduct any other business that may properly come before the meeting or any adjournment thereof.

    If you were a shareholder of record on November 2, 2001, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at the Company's offices, 3100 Airport Way South, Seattle, Washington, during ordinary business hours from December 7, 2001 until the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

    At the meeting, you will have an opportunity to ask questions about the Company and the current state of our business. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

    Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

    Whether or not you expect to attend in person, we urge you to vote your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Voting your proxy will ensure the presence of a quorum at the meeting and will save the Company the expenses and extra work of additional solicitation. Voting your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

    We look forward to seeing you. Thank you for your ongoing support of and interest in Tully's.

Sincerely,

Tom T. O'Keefe Chairman of the Board

Marc Evanger President and Chief Executive Officer

Seattle, Washington
November 19, 2001

YOUR VOTE IS IMPORTANT

    Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.

TULLY'S COFFEE CORPORATION
3100 Airport Way South
Seattle, Washington 98134

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
To Be Held December 19, 2001
8:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

    We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Tully's Coffee Corporation is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders, to be held on Wednesday, December 19, 2001, at 8:00 a.m., or at any adjournment thereof, for the purposes described in this proxy statement and the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington.

    We mailed this proxy statement and the accompanying proxy card on or about November 19, 2001, to all shareholders entitled to vote their shares at the Annual Meeting

    This proxy statement describes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

    Our board of directors has fixed November 2, 2001, as our "record date" for determining shareholders entitled to vote at the Annual Meeting. If you owned shares of our common stock, Series A Convertible Preferred Stock ("Series A Stock") or Series B Convertible Preferred Stock ("Series B Stock") at the close of business on November 2, then you are entitled to receive notice of, and to vote the shares that you owned as of the record date at, the Annual Meeting

    As of November 2, 2001, there were outstanding and entitled to vote at the Annual Meeting:

  •
  16,481,322 shares of our common stock;

  •
  15,378,264 shares of our Series A Stock; and

  •
  4,990,709 shares of our Series B Stock.

How many votes do I have?

    You have one vote for each share of Tully's common stock, Series A Stock, and Series B Stock that you owned on the record date. The proxy card will indicate the number of shares.

    Holders of our common stock, Series A Stock, and Series B Stock will vote together, as a single class, on the proposals submitted to the shareholders.

    Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to nine votes for each share held. Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

How do I vote by proxy?

    If you properly cast your vote by completing, executing and returning the proxy card in the enclosed, self-addressed and stamped envelope, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions by your "proxy" (one of the individuals named on your proxy card). If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

  •
  "FOR" electing the nine nominees for director; and

  •
  "FOR" ratifying PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2002 ("Fiscal 2002").

    If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we mailed this Proxy Statement to you, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I revoke my proxy?

    Yes. You may change your mind after you send in your proxy card by following any one of the following three procedures. To revoke your proxy:

1.
Send in another signed proxy with a later date;

2.
Send a letter revoking your proxy to us at our offices in Seattle, Washington; or

3.
Attend the Annual Meeting and vote in person.

    Attendance at the meeting will not, by itself, revoke your proxy.

What is the quorum requirement for the Annual Meeting?

    The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner or (2) the broker lacks discretionary voting power to vote such shares.

How do I vote in person?

    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee authorizing you to vote the shares on behalf of the nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on November 2, 2001, the record date for voting.

What vote is required to approve each proposal?

    The nine nominees for director who receive the most votes will be elected by the holders of shares of our common stock, Series A Stock, and Series B Stock, voting together as a single class. If you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

    A majority of the shares of our common stock, Series A Stock, and Series B Stock, voting together as a single class, is required to ratify PricewaterhouseCoopers LLP as our accountants for the Fiscal

2002. If you abstain from voting on this proposal it will have the same effect as a negative vote; if you do not vote on this proposal it will have no effect on this vote.

Can my shares be voted if I don't return my proxy card and I don't attend the Annual Meeting?

    Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you. If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don't give your broker instructions on how to vote your shares, the votes will be "broker non-votes."

    Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2002.

What are the costs of soliciting these proxies?

    The Company will pay all the costs of soliciting proxies from our shareholders. Although we are mailing these proxy materials, our directors, officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. No additional compensation will be paid to directors, officers or other employees for their assistance in soliciting proxies from our shareholders. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

1.  PROPOSAL ONE: ELECTION OF DIRECTORS

    The authorized number of directors of the Company is currently set at twelve. The current board of directors consists of nine members with three vacancies. The board of directors has nominated each current director of the Company for election as a director at the Annual Meeting to serve until the next annual meeting of shareholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

    Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to nine votes for each share held. Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee designated by the board of directors. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unable to serve.

    The names of the nominees of the board of directors and certain information about them are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW.

Name of Nominee	Age	Position with the Company	Director Since
Tom T. O'Keefe	47	Chairman of the Board	1992
Marc Evanger	47	President, Chief Executive Officer, Director	1999
Graham S. Anderson	68	Director	1994
Larry A. Culver	59	Director	1998
Kevin G. Fortun	46	Director	2001
Lawrence L. Hood	42	Director	1994
George Hubman	58	Director	1994
Richard J. Padden	48	Director	1994
James C. Towne	58	Director	1998

Nominees

    Tom T. O'Keefe—Chairman of the Board, Founder.  Tom T. O'Keefe founded Tully's in 1992 and has served as a director and chairman of the board since that date. Mr. O'Keefe served as chief executive officer of Tully's from 1992 until March 2001. Mr. O'Keefe is also president and chief executive officer of O'Keefe Development Corporation, a real estate development and investment firm he founded. Tom and his wife Cathy have been actively involved in local and national community organizations for over 20 years. In 1983, the O'Keefe's co-founded the Patrons of Cystic Fibrosis, a local guild of volunteers working to support cystic fibrosis research in Washington. O'Keefe is a previous national board member, a former president and event chairman of the Cystic Fibrosis Foundation. Tom and Cathy are the recipients of the 1996 Breath of Life Award from the Patrons of Cystic Fibrosis and 2000 Living and Giving Award in from the Juvenile Diabetes Foundation of Seattle. O'Keefe's charitable efforts focus largely on children in the community. O'Keefe is presently serving as a board member to the Boys and Girls Club of Bellevue, Children's Hospital Foundation, Leukemia & Lymphoma Society Seattle Chamber of Commerce, Virginia Mason Hospital and is on the Board of Governors of the Columbia Tower Club and is the Chairman of the capital campaign for the Museum of Flight.

    Marc Evanger—President and Chief Executive Officer and Director.  Mr. Evanger became president and chief executive officer of Tully's in July 2001. Mr. Evanger joined Tully's in December 1998 as vice president—corporate planning and development, a part-time position. From 1984 to 1998 Mr. Evanger was with Quality Food Centers (QFC), a regional supermarket company, most recently as senior vice president of finance and administration and chief financial officer, which position he held from 1987 to 1998. From 1978 to 1984, Mr. Evanger was with Price Waterhouse & Company. Mr. Evanger is currently a director of Car Toys, Inc., a retailer of specialty automotive sound systems and cellular phones, Childhaven, the Boys & Girls Club of Bellevue and is active in other charitable and community activities.

    Graham S. Anderson—Director.  Mr. Anderson is former chairman and president of the Pettit-Morry Company, a regional insurance brokerage. Mr. Anderson serves on the boards of directors for a variety of companies including The Commerce Bank, Janss Center and is former chairman of the National Association of Insurance Brokers.

    Larry A. Culver—Director.  Mr. Culver founded Inn Ventures, Inc., a hotel development and management company, in 1982. Mr. Culver has been recognized by numerous organizations for his accomplishments and innovative leadership including being the recipient of the "Inn of the Year Award", "Hotelier of the Year Award" and a finalist for several of Marriott International's highest awards. He serves on various boards of directors of civic and charity groups such as Big Brothers and Big Sisters of King County (past president, board of directors, and executive committee), Northwest Harvest Food Drive, Fred Hutchinson Cancer Research, Washington State University's Board of Trustees, Washington State University's Foundation, and Washington State University's Advisory Board for School of Hotel and Restaurant Administration.

    Kevin G. Fortun—Director.  Mr. Fortun founded Stockpot Soups in 1978 and served as its president and chief executive officer from 1978 to 1998. Stockpot Soups, which manufactures and distributes fresh refrigerated soups, sauces, entrees, gravies, stews and chilis throughout the United States and abroad, was sold to the Campbell Soup Company in 1998. Mr. Fortun is co-owner and a board member of Ride the Ducks, a Seattle based entertainment tour company.

    Lawrence L. Hood—Director.  Mr. Hood is a principal and managing partner of Pacific Portfolio Consulting, L.P., an independent, fee only investment advisory firm. Between 1987 and 1992, Mr. Hood was a principal in charge of the investment division of Kibble & Prentice, Inc., a regional financial services firm. Mr. Hood served as a director for A-Sport, Inc., a manufacturer and distributor of watersports brands and snowboards and is a past member of the Charles Schwab Advisory Board.

    George Hubman—Director.  Mr. Hubman retired as vice president of sales and marketing at WRQ in December 1993. Mr. Hubman was co-founder of WRQ and held that position since the company's formation in 1981. Prior to WRQ, Mr. Hubman's career included sales positions with Hewlett Packard and IBM. He currently sits on the boards of directors of Horizon Broadcasting and Childhaven. He is a past president of Washington State University's College of Business and Economics advisory committee.

    Richard J. Padden—Director.  Mr. Padden is of counsel to the law firm of Carney Badley Smith & Spellman, P.S. Mr. Padden is a founder, principal and board member of Grays Harbor Paper, LP, a principal and board member of SafeWorks, L.L.C, a manufacturer and distributor of safety and powered access equipment company, and owner of Northwest Container Services, Inc. an intermodal logistic company. Mr. Padden is a past president of the Washington Chapter of Cystic Fibrosis and is a founder and past president of the Patrons of Cystic Fibrosis Guild.

    James C. Towne—Director.  Mr. Towne has been chairman of Greenfield Development Corporation, a real estate remediation and development company, since 1995. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation. From 1993 through 1998, he was president of the board of Overlake School and is vice president of marketing for Chief Seattle Council of Boys Scouts of America. Mr. Towne also serves on the board of directors of Cutter & Buck, a specialty sportswear and outerwear clothing retailer, and Monowave Corporation, a privately-held speech recognition software company.

Board Meetings and Committees

    The board of directors met eight times, during the 52 weeks ended April 1, 2001 ("Fiscal 2001"). No director (except for Mr. Fortun, who joined the board in March 2001) participated in fewer than 75% of the total number of meetings of the board and all committees of the board on which he served that were held during the period he served on the board or such committees.

    The board has an audit committee and a compensation committee. There is no standing nominating or other committee that recommends qualified candidates to the board for election as directors. The entire board performs these duties.

    Audit Committee.  The Audit Committee meets at least quarterly with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the board the independent accountants to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of Messrs. Culver, Hood, Padden and Towne each of whom is an independent director as defined by NASD listing standards. The Audit Committee met five times during Fiscal 2001. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

    Compensation Committee.  The compensation committee makes recommendations to the board regarding salaries, incentives and other forms of compensation for our directors, officers and other key employees, and administers policies relating to compensation and benefits, including the Company's 1994 Stock Option Plan (the "Plan"). The compensation committee's report on executive compensation for Fiscal 2001 is set forth below beginning on page 10. The Compensation Committee is composed of Messrs. Hubman, and Anderson and met one time during Fiscal 2001 on June 21, 2000. Robert Holmes, a former director, who resigned on July 11, 2000, served as a member of the Compensation Committee until that time and attended the meeting on June 21, 2000.

Report of the Audit Committee

To the Board of Directors of Tully's Coffee Corporation:

    We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended April 1, 2001.

    We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 1, 2001.

Audit Committee James C. Towne, Chairman Larry A. Culver Lawrence L. Hood Richard J. Padden

Director Compensation

    The directors of Tully's receive no cash compensation for serving on the board of directors, but are reimbursed for reasonable expenses incurred in attending board and committee meetings. Each director is entitled to receive a grant of non-qualified options under the Company's Plan to purchase 500 shares and 250 shares of Tully's common stock, respectively, for each board meeting and for each board committee meeting that the director attends. Each option has an exercise price of $0.01 per share, a term of ten years and is fully vested upon grant. In accordance with this policy, during Fiscal 2001, the members of the board received options to purchase 33,250 shares.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding the ownership of Tully's common stock, Series A Stock and Series B Stock as of October 1, 2001, by: (i) each director; (ii) the executive officers named in the Summary Compensation Table under "Executive Officer Compensation" (the "Named Executive Officers"); (iii) all executive officers and directors of the Company as a group; and (iv) all shareholders known by the Company to be beneficial owners of more than five percent of its voting securities:

	Common Stock			Series A Preferred			Series B Preferred
	Beneficial Ownership (1)		Percent Of Total	Beneficial Ownership (1)		Percent Of Total	Beneficial Ownership (1)	Percent Of Total
Tom T. O'Keefe	3,926,303	(2)	23.0%	40,000		*	-0-	*
Keith McCaw	4,492,885	(3)	21.6%	3,200,000	(3a)	19.3%	-0-	*
George Hubman	1,715,642	(4)	10.0%	200,000		1.3%	-0-	*
Kevin G. Fortun	543,000	(5)	3.2%	280,000		1.8%	120,000	2.4%
Graham S. Anderson	493,334	(6)	3.0%	40,000		*	-0-	*
Marc Evanger	427,850	(7)	2.6%	10,000		*	-0-	*
Lawrence L. Hood	183,695	(8)	1.1%	10,000		*	40,000	*
Richard J. Padden	139,667	(9)	*	20,000		*	-0-	*
Larry A. Culver	78,500	(10)	*	40,000		*	-0-	*
James C. Towne	51,000	(11)	*	20,000		*	-0-	*
Jamie S. Colbourne	15,000	(12)	*	10,000		*	-0-	*
Executive officers and directors as a group (9 persons)	7,558,991	(1a)	39.4%	660,000		4.3%	160,000	3.2%

*
Less than 1%.
(1)
This table is based upon information supplied by officers, directors and principal shareholders. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of common stock issuable upon exercise or conversion of options, warrants or Series A and Series B Stock that are exercisable or convertible within 60 days of October 1, 2001 are deemed to be beneficially owned by the holder of such securities but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby. As of October 1, 2001, the Company had 16,377,005 shares of Common Stock, 15,378,264 shares of Series A Stock, and 4,990,709 shares of Series B Stock issued and outstanding.
(1a)
Totals exclude Keith McCaw and Jamie S. Colbourne as they are no longer directors or executive officers.
(2)
Assumes the exercise of options granted by Mr. O'Keefe to acquire an aggregate of 1,698,467 shares of the Company's common stock owned by Mr. O'Keefe. Includes 42,500 shares of common stock held by O'Keefe Children's Trust. Also includes 635,407 shares of common stock that Mr. O'Keefe has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 40,000 shares of Series A Stock.
(3)
Includes an aggregate of 1,249,550 shares of Common Stock that Mr. McCaw has the right to acquire pursuant to options and warrants exercisable within 60 days of Oct. 1, 2001 and 3,200,000 shares of Series A Stock.
(3a)
Assumes the conversion of a promissory note held by an affiliate of Mr. McCaw into 1,200,000 shares of Series A Stock.
(4)
Includes an aggregate of 642,611 shares of common stock that Mr. Hubman has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 200,000 shares of Series A Stock.
(5)
Includes an aggregate of 143,000 shares of common stock that Mr. Fortun has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001. Also includes 280,000 and 120,000 shares of Series A and Series B Stock, respectively.

(6)
Includes an aggregate of 47,000 shares of common stock that Mr. Anderson has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 40,000 shares of Series A Stock.
(7)
Includes an aggregate of 416,000 shares of common stock that Mr. Evanger has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 10,000 shares of Series A Stock.
(8)
Includes an aggregate of 34,250 shares of common stock that Mr. Hood has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001. Also includes 10,000 and 40,000 shares of Series A and Series B Stock, respectively.
(9)
Includes an aggregate of 37,000 shares of common stock that Mr. Padden has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 20,000 shares of Series A Stock.
(10)
Includes an aggregate of 30,500 shares of common stock that Mr. Culver has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 40,000 shares of Series A Stock.
(11)
Includes an aggregate of 25,000 shares of common stock that Mr. Towne has the right to acquire pursuant to options and warrants exercisable within 60 days of October 1, 2001 and 20,000 shares of Series A Stock.
(12)
Includes an aggregate of 15,000 shares of common stock that Mr. Colbourne has the right ot acquire pursuant to warrants exercisable within 60 days of October 1, 2001 and 10,000 shares of Series A Stock.

Executive Compensation

    The following table discloses compensation awarded or paid to, or earned by the Named Executive Officers during Fiscal 2001. No other executive officer received salary and bonus that exceeded $100,000 during Fiscal 2001.

SUMMARY COMPENSATION TABLE

				Long-Term Compensation Awards
		Annual Compensation
				Securities Underlying Options(#)
Name and Principal Positions	Year	Salary	Bonus
Tom T. O'Keefe Chief Executive Officer and Chairman of the Board (1)	2001	$201,600		147,338	(2)
Jamie S. Colbourne President and Chief Executive Officer (3)	2001	$15,385		—

(1)
Mr. O'Keefe served as chief executive officer of the Company until March 27, 2001.
(2)
Includes options exercisable for 143,838 shares of Common Stock granted to Mr. O'Keefe as compensation for his guarantee of the Company's line of credit with Bank of America (the "Line of Credit").
(3)
Mr. Colbourne served as chief executive officer and president of the Company for the period March 27, 2001 through July 13, 2001.

Option Grants in Fiscal 2001

    The following table provides information relating to stock options awarded to the Named Executive Officers during Fiscal 2001. (All of the below referenced option awards were fully vested at the time the options were granted.)

Name	Number of Securities Underlying Options Granted (# of Shares)		% of Total Options Granted to Employees in fiscal year 2001	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value(1)
Tom T. O'Keefe	3,500	(2)	0.81%	$0.01(3)	4/2/10	$11,367
Tom T. O'Keefe	143,838	(4)	33.40%	$2.00	4/2/10	$180,918
Jamie S. Colbourne	—		—	—	—	—

(1)
The present value of the Stock Options was estimated on their date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: (a) risk-free interest rate of 5%; and (b) expected life of 10 years.

(2)
Options granted under the Company's Plan.

(3)
The fair market value at date of grant was $2.00 per share.

(4)
Option grants for guarantee of the Company's Line of Credit.

Aggregated Option Values as of the end of Fiscal 2001

    The following table provides information regarding the aggregate number of options exercised during the Fiscal year ended April 1, 2001, by the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of April 1, 2001.

Aggregated Option Exercises in Fiscal 2001
and 2001 Year-End Option Values

Number of Securities Underlying Unexercised Options at End of Fiscal2001
Value of Unexercised In-The- Money Options at End of Fiscal 2001(1)
Shares Acquired on Exercise
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Tom T. O'Keefe	0	0	611,407	7,700	$183,847	$1,000
Jamie S. Colbourne	—	—	—	—	—	—

(1)
The stock options were granted with exercise prices ranging from $0.01 to $2.25 per share. The value was determined using a fair market value of $2.00 per share as compared to the exercise price at grant.

Compensation Committee Interlocks and Insider Participation

    During Fiscal 2001, management compensation issues generally were reviewed and approved by the Company's compensation committee (the "Compensation Committee"), which was composed of Messrs. Holmes, Hubman and Anderson, all of whom are non-employee directors. During Fiscal 2001, no executive officer of the Company served on the board of directors or compensation committee of another company that had an executive officer serve on the Board or the Compensation Committee. Mr. Holmes resigned from the board of directors on July 11, 2000 and served on the compensation committee until that time.

    Robert Holmes, a former director of the Company, is the chief executive officer of a company that leases space for retail stores to the Company. Rental payments made by Tully's to this company in Fiscal 2001 were $292,000.

    The Line of Credit is guaranteed by Mr. Hubman in return for a guarantee fee of one percent (1.0%) of the line's monthly average balance. In Fiscal 2001 in exchange for the guarantee, the Company issued stock options for 143,838 shares of common stock with an estimated fair market value of $334,500 to Mr.Hubman, which option grants have been expensed. The line of credit was repaid on October 1, 2001.

Report of Compensation Committee on Executive Compensation

Executive Compensation Philosophy

    The compensation committee of the board of directors is composed of two outside directors. The compensation committee is responsible for evaluating compensation levels and compensation programs for executives and for making recommendations to the board regarding appropriate compensation awards for executive management. During Fiscal 2000, the compensation committee commissioned Watson Wyatt, a leading human resources consulting firm, to review and develop the Company's executive compensation program.

    The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long-term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The compensation committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that create incentives for and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

Executive Compensation Components

    Base Salary.  Recommendations for base salaries for executive officers are made at levels believed by the compensation committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and the performance of the Company as a whole. In determining recommended base salaries, the compensation committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

    Incentive Bonus.  The compensation committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a portion of each executive officer's annual compensation at risk.

    Stock Options.  The compensation committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the board of directors to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

    Chief Executive Officer Compensation.  Mr. Jamie Colbourne's annual base salary was $250,000 for Fiscal 2001. Mr. O'Keefe's base salary was $201,600 for Fiscal 2001. No incentive bonuses were paid to either Mr. Colbourne or Mr. O'Keefe. In assembling the Chief Executive Officer's compensation package, the Committee pursued the objectives discussed above, worked within the framework and guidance of the Watson Wyatt compensation review, considered the individual performance of the Chief Executive Officer and the cash resources and needs of the Company.

Compensation Committee Graham S. Anderson George Hubman

Certain Relationships and Related Transactions

    During Fiscal 2001, the Company paid approximately $370,000, to a company controlled by Tom T. O'Keefe, Tully's chairman and former chief executive officer (the "Chairman"), for real estate services provided in connection with the Company's new stores, Tully's corporate expenses paid by that company, and advances made to the Chairman. In addition, during Fiscal 2001, the Company made charitable contributions for the benefit of Tully's of approximately $241,000 on behalf of a foundation organized and funded by the Chairman (the "Foundation"). As a result of these payments and contributions, at April 2, 2001, the Company had a receivable of approximately $601,000 from its Chairman. This receivable, including interest which accrued at an interest rate of prime plus one percent per annum on the outstanding balance of the receivable, was paid in August 2001 by the Chairman.

    Robert Holmes, a former director of the Company, is the chief executive officer of a company that leases space for retail stores to the Company. Rental payments made by Tully's to this company in Fiscal 2001 were $292,000.

    The Company's line of credit is guaranteed by the Chairman and George Hubman, a director, in consideration for a guarantee fee of one percent (1.0%) of the line's monthly average balance. In Fiscal 2001, the Company issued options to purchase an aggregate of 287,676 shares of common stock with an estimated fair market value of $669,000 to the Chairman and Mr. Hubman in consideration for their guarantee.

    Richard Padden, a director of the Company, is of counsel with the law firm, Carney Badley Smith & Spellman, that provides legal services to the Company. During Fiscal 2001, the Company incurred fees and costs of $309,000 (of which approximately $147,000 was payable at April 1, 2001), related to services performed for Tully's by the law firm.

    In April 2001, three directors loaned the Company an aggregate of $1,000,000. These notes payable are secured by all present and future accounts receivable and all tangible and intangible personal property, including, without limitation, future inventory, goods and equipment. These notes payable originally matured on May 7, 2001, but were subsequently extended to May 7, 2002, with interest payable monthly at prime plus 1/2 percent (8.5% at April 1, 2001).

    In December 2000, the Company issued a convertible promissory note in the principal amount of $3,000,000 to an affiliate of Keith McCaw, who was, at the time of the issuance, serving as a director of the Company. At any time prior to the note maturity date (January 2, 2005) or repayment of the note, the note is convertible into Series A Stock or common stock in the event that all outstanding shares of Series A Stock have been converted to common stock. On each January 1st until repaid, the note obligates the Company to issue warrants to purchase common stock in lieu of interest on the outstanding principal balance with an exercise price of $0.01 and exercisable for ten years from the issuance dates thereof. On January 1, 2001, the Company granted warrants to purchase 240,000 shares of common stock in accordance with the terms of the note.

2.  PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The board of directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending March 31, 2002, and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1999. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives available at the Annual Meeting who will be available to make a statement if they so desire and to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS
FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

    Selection of our independent accountants is not required to be submitted for shareholder approval, but our board of directors is seeking shareholder ratification because as a matter of good corporate practice. If the shareholders do not ratify this selection, the board of directors will reconsider its selection of PricewaterhouseCoopers LLP and will either continue to retain this firm or appoint new auditors upon recommendation of the audit committee. Even if the selection is ratified, the audit committee and our board of directors, in their discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our shareholders.

Fees Paid to PricewaterhouseCoopers LLP

    The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for Fiscal 2001.

Audit Fees(1)	$217,482
All Other Fees(2)	257,085

$474,567

(1)
Audit services of PricewaterhouseCoopers LLP for Fiscal 2001 consisted of the examination of the consolidated financial statements of the Company and quarterly reviews of financial statements.

(2)
All Other fees includes $206,986 for audit-related services, including among other items, services related to filings made with the Securities and Exchange Commission and $50,099 for other services including, among other items, tax services and accounting consulting. The Audit Committee has considered whether the provision of the non-audit services listed as "Other Fees" in the table above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Section 16 (a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Tully's directors, executive officers and greater-than-10% shareholders file reports with the Securities and Exchange Commission reporting their initial beneficial ownership of Tully's equity securities and any subsequent changes to their respective security holdings. They also must provide Tully's with copies of these reports. To the Company's knowledge, one of these reporting persons has not filed his initial statement. None of these reporting persons has filed any statements of changes in their beneficial ownership of Tully's equity securities with the SEC.

3.  OTHER MATTERS

OTHER BUSINESS

    The board of directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are properly presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

PROPOSALS OF SHAREHOLDERS

    The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Shareholders pursuant to Rule 14a-8, "Shareholder Proposals," of the Securities and Exchange Commission is May 15, 2002. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also May 15, 2002. Shareholders are also advised to review the Company's Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals and director nominations.

Incorporation by Reference

    To the extent that this proxy statement is incorporated by reference into any other filing by Tully's under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation," and "Report of the Audit Committee" (to the extent permitted by the rules of the Securities and Exchange Commission), as well as the Audit Committee Charter attached as Appendix A, will not be deemed incorporated, unless specifically provided otherwise in such filing.

ADDITIONAL INFORMATION

    The Company's Annual Report for the fiscal year ended April 1, 2001, which includes our Annual Report on Form 10-K, was first mailed to the shareholders of the Company with this proxy statement on or about November 19, 2001. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

    Additional copies of our Annual Report on Form 10-K for the fiscal year ended April 1, 2001, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Investor Relations, Tully's Coffee Corporation, 3100 Airport Way South, Seattle, Washington 98134. The report, including exhibits, also may be accessed on the Internet at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,

Seattle, Washington November 19, 2001	Marc Evanger President and Chief Executive Officer

Appendix A

TULLY'S COFFEE CORPORATION
AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of the Board of Directors and is responsible for over-seeing the financial integrity of the corporation. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing:

    •
    the financial information that will be provided to the shareholders and others,

    •
    the systems of internal controls and policies that management and the Board of Directors have established, and the audit process.

    In meeting its responsibilities, the Audit Committee is expected to:

  1.
  Provide an open avenue of communication between the CFO, the independent accountant, and the Board of Directors.

  2.
  Review and update the Committee's charter periodically, and as needed.

  3.
  Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

  4.
  Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO.

  5.
  Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees associated with those services.

  6.
  Inquire of management, the CFO and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

  7.
  Consider, in consultation with the independent accountant and the CFO, the audit scope and plan of the independent accountant.

  8.
  Consider with management and the CFO the rationale for employing audit firms other than the principal independent accountant.

  9.
  Review with the CFO and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  10.
  Consider and review with the independent accountant:

  a.
  The adequacy of the company's internal controls including computerized information system controls and security.

  b.
  Any related significant findings and recommendations with the independent accountant with management's responses thereto.

  11.
  Review with management and the CFO at the completion of the annual examination:

  a.
  The company's annual financial statements and related footnotes.

  b.
  The independent accountant's audit of the financial statements and their report thereon.

  c.
  Any significant changes required in the independent accountant's audit plan.

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit.

    e.
    Other matters related to the conduct of the audit that are to be communicated to the committee under generally accepted auditing standards.

  12.
  Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

  13.
  Review with management, the independent accountant and the CFO interim financial reports before they are filed with the SEC or other regulators.

  14.
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountant.

  15.
  Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received form regulators.

  16.
  Meet with the CFO, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the audit committee.

  17.
  Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

  18.
  The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  19.
  The Committee shall meet at least four times per year of more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

  20.
  The Committee will perform such other functions as assigned by law, the company's charter or bylaws, or the Board of Directors.

The membership of the Audit Committee shall consist of at least two independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

TULLY'S COFFEE COMPANY

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, December 19, 2001
8:00 a.m. local time
Museum of Flight
9404 East Marginal Way South
Seattle, WA

Tully's Coffee Company 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 19, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" all proposals. By signing the proxy, you revoke all prior proxies and appoint Marc Evanger and Tom T. O'Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions.

Please detach here

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:			/ /	Vote FOR	/ /	Vote WITHHELD
	01 Tom T. O'Keefe	04 Kevin G. Fortun	07 George Hubman		all nominees		from all nominees
	02 Marc Evanger	05 Larry A. Culver	08 Richard J. Padden		(except as marked)
	03 Graham S. Anderson	06 Lawrence L. Hood	09 James C. Towne
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of appointment of independent accountants			/ / For / / Against / / Abstain

In their discretion the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named on the reverse side become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for, among other things, the purpose of soliciting additional proxies.
Address Change? Mark Box / / Indicate changes below:				Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy.

TULLY'S COFFEE COMPANY

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, December 19, 2001
8:00 a.m. local time
Museum of Flight
9404 East Marginal Way South
Seattle, WA

Tully's Coffee Company 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 19, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" all proposals. By signing the proxy, you revoke all prior proxies and appoint Marc Evanger and Tom T. O'Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In their discretion the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named on the reverse side become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for, among other things, the purpose of soliciting additional proxies.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions.

Please detach here

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:			/ /	Vote FOR	/ /	Vote WITHHELD
	01 Tom T. O'Keefe	04 Kevin G. Fortun	07 George Hubman		all nominees		from all nominees
	02 Marc Evanger	05 Larry A. Culver	08 Richard J. Padden		(except as marked)
	03 Graham S. Anderson	06 Lawrence L. Hood	09 James C. Towne
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

For Holders of Series A Convertible Preferred Stock Only: If you are a holder of Series A Convertible Preferred Stock, you may cumulate your votes for election of directors. Your cumulative votes may be determined by multiplying the number of shares of Series A Convertible Preferred Stock that you own by the number of directors on which you are entitled to vote (nine). If you wish to cumulate your votes for one or more nominee, please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee's name above.
2.	Ratification of appointment of PricewaterhouseCoopers LLC as independent accountants for the fiscal year ending March 31, 2002.			/ / For / / Against / / Abstain

In their discretion the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named on the reverse side become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for, among other things, the purpose of soliciting additional proxies.
Address Change? Mark Box / / Indicate changes below:				Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy.

QuickLinks

TULLY'S COFFEE CORPORATION 3100 Airport Way South Seattle, Washington 98134 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS December 19, 2001
YOUR VOTE IS IMPORTANT
TULLY'S COFFEE CORPORATION 3100 Airport Way South Seattle, Washington 98134
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held December 19, 2001 8:00 a.m.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW.
SUMMARY COMPENSATION TABLE
Aggregated Option Exercises in Fiscal 2001 and 2001 Year-End Option Values
Appendix A TULLY'S COFFEE CORPORATION AUDIT COMMITTEE CHARTER